SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2003

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer
Identification No.)

710 Medtronic Parkway

Minneapolis, Minnesota  55432

(Address of Principal Executive Offices and Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

                (a)           Financial statements:  None.

                (b)           Pro forma financial information:  None.

                (c)           Exhibits:

                                Exhibit 99               Press release dated May 19, 2003.

Item 9.      Regulation FD Disclosure.

                The following information is filed pursuant to and in satisfaction of Item 12 “Disclosure of Results of Operations and Financial Condition” of Form 8-K and is being presented under Item 9 “Regulation FD Disclosure” of Form 8-K pursuant to guidance provided in the Securities and Exchange Commission’s Release No. 33-8216.

                On May 19, 2003, Medtronic, Inc. issued a press release announcing its 2003 fourth quarter and fiscal year financial results.  The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Richard F. Hamm, Jr.
Date: May 19, 2003		Richard F. Hamm, Jr.
Vice President and Deputy General Counsel

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit Number	Description
99	Press release dated May 19, 2003